                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2000


                                TAB PRODUCTS CO.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-07736               94-1190862
----------------------------  ------------------------     -------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)

                                2130 Gold Street
                                 P.O. Box 649061
                         San Jose, California 95164-9061
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Not Applicable
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER MATTERS.

         At the Annual Meeting of Stockholders of Tab Products Co. (the "Registrant") held on September 21, 2000, remarks were made by Mr. Hans A. Wolf, the Company's Chairman and Interim Chief Executive Officer, about the Registrant's business. Attached as an exhibit is a copy of the remarks by Mr. Wolf.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.              Description
-----------              -----------
  99.1                   Copy of remarks by the Registrant's Chairman and
                         Interim Chief Executive Officer, Hans A. Wolf, at
                         the Annual Meeting of Stockholders of the
                         Registrant held on September 21, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TAB PRODUCTS CO.


Date: September 22, 2000                         By:  /s/ David J. Davis
                                                     ------------------------
                                                      David J. Davis
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description
-----------              -----------
  99.1                   Copy of remarks by the Registrant's Chairman and
                         Interim Chief Executive Officer, Hans A. Wolf, at
                         the Annual Meeting of Stockholders of the
                         Registrant held on September 21, 2000.